68 Communities 60 Owned 8 Managed 6,000+ Residents Served 3,200+ Employees 78.2% YTD 2021 Avg Occupancy1 60 owned communities 30+ Year History 15+ Communities 5 - 14 Communities < 5 Communities 6,881 Units 18 States OwnedManaged

• • • • • • • • • • • • • • • • • • • • • • • • •

    

• • • • • 3Q21 2Q21 3Q20 YTD 2021 YTD 2020 Average Occupancy 81.0% 78.1% 79.3% 78.2% 81.5% RevPOR $ 3,578 $ 3,518 $ 3,582 $ 3,544 $ 3,587 Revenue (1) $ 49.0 $ 46.4 $ 48.0 $ 140.4 $ 148.2 Adjusted Operating Expenses (2) $ 38.7 $ 36.4 $ 35.7 $ 111.2 $ 105.4 NOI (60 Properties) (3) $ 10.3 $ 10.0 $ 12.3 $ 29.2 $ 42.9 NOI Margin (3) 21.0% 21.5% 25.6% 20.8% 28.9%

• •

• • • • • • • • – • • •

• • •

• • • • •

✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓

A Leading Owner-Operator of Senior Living Communities and Services

Investor Presentation


I FLEW!
TAR HEELS

November 10th, 2021

Forward-Looking Statements

Forward Looking Statements:

The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause the Company's actual results and financial condition to differ materially, including, but not limited to, the continued spread of COVID-19 and highly contagious variants and sub-lineages, including the speed, depth, geographic reach and duration of such spread, new information that may emerge concerning the severity of COVID-19, the actions taken to prevent or contain the spread of COVID-19 or treat its impact, the legal, regulatory and administrative developments that occur at the federal, state and local levels in response to the COVID-19 pandemic, and the frequency and magnitude of legal actions and liability claims that may arise due to COVID-19 or the Company's response efforts; the impact of COVID-19 and the Company's near-term debt maturities on the Company's ability to continue as a going concern, the Company's ability to generate sufficient cash flows from operations, additional proceeds from debt refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund the Company's capital improvement projects to expand, redevelop, and/or reposition its senior living communities; the Company's ability to obtain additional capital on terms acceptable to it; the Company's ability to extend or refinance its existing debt as such debt matures; the Company's compliance with its debt agreements, including certain financial covenants. And the risk of cross-default in the event such non-compliance occurs; the Company's ability to complete acquisitions and dispositions upon favorable terms or at all including the transfer of certain communities managed by the Company on behalf of Fannie Mae, Healthpeak, and Welltower; the Company's ability to improve and maintain controls over financial reporting and remediate identified material weakness; the risk of oversupply and increased competition in the markets which the Company operates; the risk of increased competition for skilled workers due to wage pressure and changes in regulatory requirements; the departure of the Company's key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; the risks associated with a decline in economic conditions generally; the adequacy and continued availability of the Company's insurance policies and the Company's ability to recover any losses it sustains under such policies; changes in accounting principles and interpretations; and the other risks and factors identified from time to time in the Company's reports filed with the Securities and Exchange Commission. For information about Capital Senior Living, visit www.capitalsenior.com

Non-GAAP Financial Measures

Non-GAAP Financial Measures:

This presentation contains the financial measures (1) Continuing Community Net Operating Income and (2) Continuing Community Net Operating Income Margin which are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company's performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, or net cash provided by (used in) operating activities. Investors are cautioned that amounts presented in accordance with the Company's definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the following reconciliations of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP.

Continuing Community Net Operating Income and Continuing Community Net Operating Income Margin are non-GAAP performance measures for the Company's portfolio of 60 continuing communities that the Company defines as net income (loss) excluding: general and administrative expenses, interest income, interest expense, other income/expense, provision for income taxes, settlement fees and expenses, revenue and operating expenses from the Company's disposed properties; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, or organizational restructuring items that management does not consider as part of the Company's underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include facility lease expense, stock-based compensation expense, depreciation and amortization expense, long-lived asset impairment, gain/loss on facility lease modification and termination, gain on extinguishment of debt and loss on disposition of assets.

The Company believes that presentation of Continuing Community Net Operating Income and Continuing Community Net Operating Income Margin as performance measures are useful to investors because (i) they are some of the metrics used by the Company's management to evaluate the performance of our core portfolio of 60 continuing communities, to review the Company's comparable historic and prospective core operating performance of the 60 continuing communities, and to make day-to-day operating decisions; (ii) they provide an assessment of operational factors that management can impact in the short-term, namely revenues and the controllable cost structure of the organization, by eliminating items related to the Company's financing and capital structure and other items that management does not consider as part of the Company's underlying core operating performance and that management believes impact the comparability of performance between periods.

Continuing Community Net Operating Income and Continuing Community Net Operating Income Margin have material limitations as a performance measure, including: (i) excluded interest is necessary to operate the Company's business under its current financing and capital structure; (ii) excluded depreciation, amortization and impairment charges may represent the wear and tear and/or reduction in value of the Company's communities, and other assets and may be indicative of future needs for capital expenditures; and (iii) the Company may incur income/expense similar to those for which adjustments are made, such as gain/loss on sale of assets, facility lease termination, or debt extinguishment, non-cash stock-based compensation expense, and transaction and other costs, and such income/expense may significantly affect the Company's operating results.

Leading Operator of Senior Housing and Services

68 Communities 60 Owned 8 Managed	6,000+ Residents Served	30+ Year History	78.2% YTD 2021 Avg Occupancy[1] 60 owned communities	3,200+ Employees

15+ Communities
5 - 14 Communities
< 5 Communities

6,881 Units
18 States



68 Communities

Managed Owned

Attractive Markets and Resident Demographic[1,2]



Other
29%
Texas
24%
Ohio
20%
Indiana
16%
Wisconsin
11%

Attractive Private Pay Focus[2]



Private Pay
91%
Medicaid
9%

Balanced Unit Mix Supports Target Market Profile[2]



50%
38%
12%
Assisted Living
Independent Living
Memory Care

DISCOVER *the difference*

[1] YTD through 9/30/21
[2] Data for 60 Owned Communities
See Forward Looking Statements Disclaimer

2019-2021 Strategy

Financial and Operational Strategy designed to focus the organization on specific actions to improve the Company's performance and position the Company's owned portfolio for near- and long-term growth

FINANCIAL

Reduce Leverage and Improve Liquidity

Exit Leases
- Eliminate NNN terms
- Manage assets where attractive
- Focus on core markets

Reset Debt
- Improve debt service capacity
- Preserve operating scale
- Maintain lender relationships

Right Size Portfolio
- Divest underperforming assets
- Stabilize portfolio
- Extract value from assets in core markets

OPERATIONAL

Stabilize
Execution Excellence
- Quality
- Systems & analytics
- Operational leadership
- Talent and retention
- Scale
- Operating standards

Invest
Resident-Centric Experience
- Community upgrades and conversions to AL & MC
- Innovative and differentiated resident programming
- Population health and wellness
- Technology

Nurture
Commercial Excellence
- Local brand preference
- Lead generation and sales
- Digital transformation and customer engagement
- Performance-based media strategies

Grow
Market Opportunities
- Same store organic growth
- Accretive acquisitions in attractive geographically concentrated markets

2019 → 2020 → 2021

PERFORMANCE IMPROVEMENT

Q3 2021 Highlights

Capital SENIOR LIVING

Strategic investment transaction represents culmination of Capital Senior Living's multi-year strategy to reposition towards stable, sustainable growth and allows shareholders to benefit from the ongoing senior housing recovery

✓ **Closed Strategic Investment Transaction Raising $154.8MM**

Fortifies balance sheet and capitalizes Company for future growth (see slides 12-14 for detail) effective November 3, 2021

✓ **Demonstrated Operational Momentum**

Continued occupancy gains; Q3 Average 81.0%; 290 bps increase compared to Q2 '21 and 550 bps increase from quarterly pandemic low of 75.5% in Q1 '21
5% Sequential revenue increase Q3 '21 compared to Q2 '21
1.7% sequential average rate increase to $3,578 for Q3 '21 from $3,518 in Q2 '21
NOI margin[1] of 21.0% in Q3 '21 compared to 21.5% in Q2 '21

✓ **Reshaped Portfolio**

Transitioned remaining Healthpeak communities to another operator on September 30, 2021
Announced expansion of Ventas relationship with three additional managed communities in Arkansas effective December 1, 2021

✓ **Addressed Debt Maturities**

Extended existing $40.5 MM bridge loan with BBVA to December 2022
Transferred ownership of 13 underperforming communities to Fannie Mae through September 30, 2021 (Reduced debt obligations by $157MM+)
Notified Fifth Third Bank of Company's intention to repay $31.5 million bridge loan to fully extinguish the outstanding loan and 25% Corporate guarantee

✓ **Announced Company Rebranding**

Announced Company rebranding to Sonida (So-nee-dah) Senior Living. The name change will go into effect on November 15, 2021, at which time the Company's common stock will begin to trade on the New York Stock Exchange under the new ticker symbol "SNDA"

[1] NOI defined as revenue less operating expenses excluding management fees and including real estate taxes and insurance

SONIDA™
SENIOR LIVING

At Sonida Senior Living, we bring quality senior living to life by focusing on what matters most. We provide comfortable, safe, affordable communities where residents can form friendships, enjoy new experiences and receive personalized care from dedicated team members who treat them like family.

Find your joy here™

Q3 '21 Financial Comparisons

Capital SENIOR LIVING

	3Q21	2Q21	3Q20	YTD 2021	YTD 2020
Average Occupancy	81.0%	78.1%	79.3%	78.2%	81.5%
RevPOR	$ 3,578	$ 3,518	$ 3,582	$ 3,544	$ 3,587
Revenue (1)	$ 49.0	$ 46.4	$ 48.0	$ 140.4	$ 148.2
Adjusted Operating Expenses (2)	$ 38.7	$ 36.4	$ 35.7	$ 111.2	$ 105.4
NOI (60 Properties) (3)	$ 10.3	$ 10.0	$ 12.3	$ 29.2	$ 42.9
NOI Margin (3)	21.0%	21.5%	25.6%	20.8%	28.9%

$ in Millions except RevPOR

(1) Resident Revenue from continuing communities exclude $0.0 million, $0.3 million, and $37.9 million and for the quarters ended September 30, 2021, June 30, 2021, and September 30, 2020, respectively, and relate to revenues earned in the operations of the 18 Fannie Mae communities that are in the process of transitioning legal ownership, leased communities whose master lease agreements or excess cash flow leases were terminated on or before December 31, 2020 and one owned community sold to a third party in the fourth quarter of fiscal 2020. Resident Revenue is not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Refer to reconciliation of non-GAAP measures. See Non-GAAP financial measures disclosure on slide three of this presentation.

(2) Adjusted operating expense is calculated as operating expense excluding professional fees, settlement expense, non-income tax, non-property tax, casualty gains and losses, operating expense for non-continuing communities and other expenses. Operating expense for non-continuing communities relate to operating expenses incurred in the operations of the 18 Fannie Mae communities that are in the process of transitioning legal ownership, leased communities whose master lease agreements or excess cash flow leases were terminated on or before December 31, 2020 and one owned community sold to a third party in the fourth quarter of fiscal 2020. Other expenses include corporate operating expenses not allocated to the 60 continuing communities. Adjusted operating expense is not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). See Non-GAAP financial measures disclosure on slide three of this presentation.

(3) See Non-GAAP financial measures disclosure on slide three of this presentation. Continuing Community net operating income ("NOI 60 Continuing") is not calculated in accordance with U.S. generally accepted accounting principles ("GAAP").

(4) Final March '21 numbers includes 12 units excluded due to winter storm impact

* Results for the Company's 60 owned communities

Key Takeaways

- Average occupancy **increased 590 basis points** between March '21 and September '21 as a result of continued recovery from the effects of the COVID-19 pandemic.

Mar '21(4)	75.5	
Sep '21	81.4	↑ 593bps

- Q3'21 average rent was sequentially $60 more per occupied unit than Q2'21.
- Q3'21 resident revenue increased $2.3 million from Q2'21 driven by an occupancy increase of 290 basis points coupled with an increase in average monthly rent from $3,518 in Q2'21 to $3,578 in Q3'21.
- Labor costs increased 5.6% sequentially from Q2'21 and 4.7% from Q3'20; with the sequential increase largely due to an increase in contract labor in the challenging labor market.
- Q3'21 NOI Margin for the third quarter of 2021 was 21.0% compared to 21.5% Q2'21 as revenue increase was offset by increased operating expense.

DISCOVER *the difference*

Strong Leading Indicators Support 2021 Occupancy Recovery

Capital SENIOR LIVING


Leads
Jan '20
Feb '20
Mar '20
Apr '20
May '20
Jun '20
Jul '20
Aug '20
Sep '20
Oct '20
Nov '20
Dec '20
Jan '21
Feb '21
Mar '21
Apr '21
May '21
Jun '21
Jul '21
Aug '21
Sep '21


Tours
Jan '20
Feb '20
Mar '20
Apr '20
May '20
Jun '20
Jul '20
Aug '20
Sep '20
Oct '20
Nov '20
Dec '20
Jan '21
Feb '21
Mar '21
Apr '21
May '21
Jun '21
Jul '21
Aug '21
Sep '21


Move Ins
Jan '20
Feb '20
Mar '20
Apr '20
May '20
Jun '20
Jul '20
Aug '20
Sep '20
Oct '20
Nov '20
Dec '20
Jan '21
Feb '21
Mar '21
Apr '21
May '21
Jun '21
Jul '21
Aug '21
Sep '21


Move Outs
Jan '20
Feb '20
Mar '20
Apr '20
May '20
Jun '20
Jul '20
Aug '20
Sep '20
Oct '20
Nov '20
Dec '20
Jan '21
Feb '21
Mar '21
Apr '21
May '21
Jun '21
Jul '21
Aug '21
Sep '21

Data for 60 Capital Senior Living owned communities

Sharp Occupancy Rebound; Peer Leading Occupancy Gains

- COVID-19 Pandemic has had a material adverse impact on senior housing operations throughout the industry
- Capital Senior Living continues to outperform peers in this challenging environment, with a less pronounced occupancy decline through the trough in February 2021, and meaningfully faster recovery thereafter

Capital Senior Living End-of-Period Spot Occupancy vs. Peers (1)(2)



Impact of COVID-19 Pandemic (Mar '20 to Feb '21)
CSU: (760) bps decline
Peers: (1,020) bps decline
Road to Recovery
CSU: 700 bps increase (Feb '21 to Oct '21)
Peers: 410 bps increase (Feb '21 to Sep '21)
85.1%
82.9%
80.9%
80.6%
79.1%
78.6%
76.8%
76.5%
75.4%
75.7%
74.9%
75.3%
75.1%
76.7%
75.7%
78.5%
76.1%
79.3%
77.1%
80.9%
77.9%
81.8%
78.4%
82.3%
79.0%
82.5%
TBD – As Announced
82.3%
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Jan '21
Feb '21
Mar '21
Apr '21
May '21
Jun '21
Jul '21
Aug '21
Sep '21
Oct '21
Quarterly
Monthly
CSU Spot Occupancy
Peer Spot Occupancy (2)

(1) Occupancy for 60 owned communities
(2) Peer set consists of Welltower, Ventas, Brookdale Senior Living, and New Senior Investment Group

See Forward Looking Statements Disclaimer

4 Quarters of Pandemic Impact; Q3 '21 is the Second Full Quarter of Recovery

Capital SENIOR LIVING



Occupancy
COVID-19
Recovery
87.70%
86.80%
85.60%
85.30%
85.70%
85.00%
84.20%
84.40%
83.70%
81.50%
79.30%
77.40%
75.50%
78.10%
81.00%
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021



Average Rent
COVID-19
Recovery
3,475
3,503
3,534
3,548
3,515
3,546
3,559
3,563
3,577
3,601
3,582
3,586
3,531
3,518
3,578
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021



Revenue
COVID-19
Recovery
$50.7
$50.6
$51.2
$51.3
$51.0
$51.0
$50.7
$50.8
$50.6
$49.6
$48.0
$46.9
$45.0
$46.4
$49.0
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021



Net Operating Income Margin(1)
COVID-19
Recovery
35.7%
34.4%
33.1%
33.0%
32.9%
32.5%
30.6%
27.1%
31.0%
30.0%
25.6%
23.6%
20.1%
21.5%
21.0%
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021

Data for 60 Owned Communities

(1) *See Non-GAAP financial measures disclosure on slide two of this presentation.* Continuing Community net operating income ("NOI 60 Continuing") is not calculated in accordance with U.S. generally accepted accounting principles ("GAAP").

Amended Transactions Summary

Capital SENIOR LIVING

Section	Details
Investment Summary	• $154.8 million capital raise through the $82.5 million private placement of convertible and common stock to Conversant Capital ("Conversant") and a $72.3 million common stock rights offering to existing shareholders • Incremental $25 million accordion from Conversant available to fund future investments, subject to certain conditions (1)
Private Placement	• $41.25 million private placement of newly designated Series A Convertible Preferred Stock issued to Conversant – Convertible into common shares of the Company at a conversion price of $40.00 per share – Dividend rate of 11%; payable in cash or payment-in-kind (PIK) at the Company's election • $41.25 million private placement of common stock issued to Conversant – Purchase price of $25.00 per share • Approximately 1 million warrants issued to Conversant with a strike price of $40.00 per share and 5-year duration
Rights Offering	• $72.3 million rights offering of common stock to existing shareholders at $30.00 per share • Silk Partners committed to purchasing 100% of its pro rata share and Arbiter Partners ("Arbiter") committed to purchasing at least $5 million in the rights offering • Conversant and Arbiter committed to backstop the rights offering through additional purchases of common stock at the subscription price (2), which together with Silk Partners and Arbiter's participating commitments, guaranteed that the Company raises the full amount of proceeds
Other	• Silk Partners, Arbiter and CEO Kim Lody, who collectively owned 32% of the outstanding common stock, agreed to vote in favor of the Amended Transactions • Conversant appointed 4 directors, one of whom must be independent, and Silk appointed 2 directors to a 9-person board (3) • Amended Transactions were approved by the Company's stockholders, closing conditions were satisfied, and the amended transactions closed on November 3, 2021

(1) Accordion to be funded via preferred stock
(2) Backstop fee equal to approximately 192,000 shares of common stock paid to the backstop participants pro rata based on their backstop commitment amount
(3) Conversant will have the right to appoint a fifth board member if the convertible preferred is not repaid in 42 months (or otherwise converted) and Conversant holds greater than 50% of the Company's equity on an as-converted basis at the time

Expected Uses of Capital through 2022

Sizing of new capital to cover near-term liquidity needs and provide sufficient financial flexibility to emerge from COVID-19 in a position of strength



($MM)
154.8
125.0
100.0
75.0
50.0
25.0
0.0
$154.8MM Gross Proceeds
$140.8MM Net Proceeds (1)
$41.25MM Preferred Equity
$15
$15
$20
$55
$20
$15
$140
Capital buffer, to be used for accretive growth investments, or as contingency in a prolonged recovery scenario
Preferred only represents portion of the near-term critical uses
Interim Working Capital
Normalize NWC Deficit
Near-Term Operating Deficit
Near-Term Debt Equity Injection
Required Portfolio Investments
Total Identifiable Near-Term Critical Uses
1 Immediate needs for operating deficits through year-end
2 Reset net working capital deficit to normalized sustainable levels
3 Fund operating deficits until achieve cash flow breakeven
4 Required paydown of near-term debt maturities and creation of unencumbered borrowing facility
5 Identified high priority projects in current portfolio required to compete and sustain recovery
Common Equity (Rights Offering & Private Placement)
$113.5MM
Private Placement Preferred Equity

All amounts are estimates as of June 30, 2021.

1) Gross proceeds of $154.8MM less $14MM of estimated transaction costs

Pro Forma Capital Structure

The Amended Transactions significantly enhance the capital structure and position the Company for future growth

Pro Forma Capital Structure ($MM)



745
72
673
90%
Net Debt / Enterprise Value
Current (1)
745
172
41
532
71%
Net Debt / Enterprise Value
Pro Forma (1)(2)
Net Debt
Convertible Preferred
Common Equity

- The Amended Transactions represent a major step in rightsizing the Company's capital structure
- The Company is currently highly levered (90% Net Debt / Enterprise Value) and faces significant near-term maturities
- Pro forma for the transactions, leverage, while still high, will be reduced to a more sustainable level, providing significant benefits:
  - Immediately addresses going concern issues
  - Adequately capitalizes the company to navigate an uncertain post-COVID operating environment
  - Increases market capitalization and enhances liquidity for common shareholders
  - Creates a path to a sustainable long-term capital structure that is necessary to attract future equity

(1) Current equity and enterprise value based on share price as of 10/4/21 and balance sheet data as of 6/30/21. Debt includes mortgage notes payable and excludes $112.7MM of debt associated with 9 communities in process of transfer to Fannie Mae
(2) Pro forma capital structure immediately post-closing, adjusted for ~$141MM of net proceeds from the Amended Transactions (inclusive of $14MM of estimated transaction costs)

Q3 2021 Balance Sheet

- Sept 30 ending cash balance of $16.6M includes $5.9M of restricted cash and $4.0M held for other parties.
- The Company has negative working capital of $26.5M.
- $16M interim loan from Conversant Capital immediately added working capital into the business.
- On August 11, $40.5M BBVA Bridge loan was extended at essentially same terms until 12/31/22 with option to extend additional six months upon meeting certain financial metrics. $5.3M loan pay down required over term of extension.
- In November, the Company notified Fifth Third of its intent to repay the $31.5M Bridge Loan.

Debt Maturity Schedule as of 9/30/2021*



$ 31.5 MM
$ 76.7 MM
$ 10.4 MM
$ 152.2 MM
$ 117.8 MM
$ 296.7 MM
Dec 2021 (1)
2022 (2)
2023
2024
2025
2026 & After

* Excludes $62.0 million of debt associated with 5 communities in process of transfer to Fannie Mae and $1.2 million in insurance financing agreements.

(1) Includes Debt secured by two properties in one bridge loan with partial corporate guarantee

(2) Excludes $16.0 million Promissory Note from Conversant that was repaid upon Closing of the Amended Investment Agreement in November 2021.

DISCOVER *the difference*

Q3 Key Takeaways

Capital SENIOR LIVING

Recent Positive Momentum

- ✓ Continued occupancy gains; Q3 Average 81.0% (290 bps Increase compared to Q2 '21)
- ✓ 5% sequential revenue increase Q3 '21 compared to Q2 '21
- ✓ Average rate increased from $3,518 in the second quarter of 2021 to $3,578 for the third quarter of 2021.
- ✓ Stabilized NOI margin[1] of 21.0% in Q3 '21 compared to 21.5% in Q2 '21 in challenging operating environment

Long Term Outlook

- ✓ Sharply accelerating growth of 80+ cohort: 4.1% population CAGR expected from 2020 to 2030[2]
- ✓ New senior housing starts in 1Q21 down 77% from 2017 peak[3]
- ✓ Strategic investment transaction will improve liquidity, stabilize balance sheet and provide growth capital

Near-Term Operating Environment

- ✓ The prolonged impact of COVID-19 restrictions and labor market challenges has led to increased turnover in community leadership positions.
- ✓ Inflationary pressures: wage, food, and supplies associated with increased COVID risk
- ✓ Long term capital constraints in 2021 have delayed occupancy growth with prolonged vendor response times due to payment concerns

(1) NOI Margin is not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). See Non-GAAP financial measures disclosure on slide three of this presentation.
(2) *US Census Bureau*
(3) *NIC MAP*